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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 8, 2003

Household Mortgage Funding Corporation III
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	333-89800 (Commission File Number)	71-0888429 (IRS Employer Identification No.)
1111 Town Center Drive, Las Vegas, Nevada 89144 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (702) 243-1579

Item 1.    Changes in Control of Registrant.

        Not Applicable.

Item 2.    Acquisition or Disposition of Assets.

        Not Applicable.

Item 3.    Bankruptcy or Receivership.

        Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant.

        Not Applicable.

Item 5.    Other Events.

Description of the Mortgage Pool

        It is expected that during October 2003, a series of notes, entitled Closed-End Mortgage Loan Asset Backed Notes, Series 2003-HC2 (the "Notes"), will be issued pursuant to a sale and servicing agreement, to be entered into by and among Household Mortgage Funding Corporation III (the "Company"), Household Mortgage Loan Trust 2003-HC2, Household Finance Corporation ("HFC"), and U.S. Bank Trust National Association. The offering and sale of certain classes of the Notes (the "Underwritten Notes") have been registered under the Company's registration statement on Form S-3 (No. 333-89800). The Notes will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first and second lien adjustable-rate, fixed-rate and declining rate mortgage loans having original terms up to 30 years (the "Mortgage Loans").

Filing of Computational Materials

        In connection with the expected sale of the Underwritten Notes, Morgan Stanley & Co. Incorporated ("Morgan Stanley"), as representative of the underwriters, has advised the Company that it has furnished to certain prospective investors certain information attached hereto as Exhibit 99.1 and Exhibit 99.2 that may be considered "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) in the nature of data tables setting forth certain background information concerning the Mortgage Loans to be included in the Trust Fund.

        The Computational Materials have been provided by Morgan Stanley. The information in the Computational Materials is preliminary and will be superseded by a prospectus supplement relating to the Notes and by any other information subsequently filed with the Commission.

        The Computational Materials were prepared by Morgan Stanley at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on information that differs from the information set forth in the prospectus supplement.

Item 6.    Resignations of Registrant's Directors.

        Not Applicable.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits

99.1
Copy of Computational Materials that have been provided by Morgan Stanley to certain potential investors on September 8, 2003.

99.2
Copy of Computational Materials that have been provided by Morgan Stanley to certain potential investors on October 3, 2003.

Item 8.    Change in Fiscal Year.

        Not Applicable.

Item 9.    Regulation FD Disclosure.

        Not Applicable.

Item 10.    Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

        Not Applicable.

Item 11.    Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

        Not Applicable.

Item 12.    Results of Operations and Financial Condition.

        Not Applicable.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSEHOLD MORTGAGE FUNDING CORPORATION III
Date: October 6, 2003	By:	/s/ PATRICK D. SCHWARTZ Patrick D. Schwartz Vice President and Assistant Secretary

INDEX TO EXHIBITS

99.1
Copy of Computational Materials that have been provided by Morgan Stanley to certain potential investors on September 8, 2003.

99.2
Copy of Computational Materials that have been provided by Morgan Stanley to certain potential investors on October 3, 2003.

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  Item 1. Changes in Control of Registrant.
  Item 2. Acquisition or Disposition of Assets.
  Item 3. Bankruptcy or Receivership.
  Item 4. Changes in Registrant's Certifying Accountant.
  Item 5. Other Events.
  Item 6. Resignations of Registrant's Directors.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 8. Change in Fiscal Year.
  Item 9. Regulation FD Disclosure.
  Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.
  Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.
  Item 12. Results of Operations and Financial Condition.
SIGNATURES
INDEX TO EXHIBITS